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                                                                 Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Del Laboratories, Inc.:


We consent to the use of our reports incorporated herein by reference in the registration statement on Form S-8.


                              /s/ KPMG PEAT MARWICK LLP

                              KPMG PEAT MARWICK LLP


Jericho, New York
December 1, 1995